Loss per Common Share	9 Months Ended
Sep. 30, 2013
Loss Per Common Share [Abstract]
Loss per Common Share
7. Loss per Common Share

In accordance with ASC 260-10, net loss per common share amounts (“basic EPS”) are computed by dividing net loss attributable to common stockholders by the weighted-average number of common shares outstanding and excluding any potential dilution. Net loss per common share amounts assuming dilution (“diluted EPS”) is generally computed by reflecting potential dilution from conversion of convertible securities, the exercise of stock options and warrants and any outstanding shares of unvested restricted stock.

The following potentially dilutive securities have been excluded from the computations of diluted weighted-average shares outstanding as they would be anti-dilutive:

	Nine Months Ended September 30,
	2013	2012
Shares underlying warrants outstanding	13,888,262	15,325,943
Shares underlying options outstanding	2,380,644	2,294,714
Unvested restricted stock	150,423	-